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                                                                    EXHIBIT 10.9


                            CONCURRENT USE AGREEMENT

         THIS CONCURRENT USE AGREEMENT is made the 23rd day of June, 1999, between Novus, Inc., a corporation organized and existing under the laws of the commonwealth of Puerto Rico ("Novus"), and Weiss and Neuman Shoe Co., a corporation organized and existing under the laws of the State of Missouri ("Weiss").

         WHEREAS Weiss is a company in the business of the sale, at retail, footwear and accessories, and

         WHEREAS Novus is a company in the business of the sale, at retail, of footwear and accessories, and

         WHEREAS Edison Brothers Stores, Inc., a corporation organized and existing under the laws of the State of Delaware ("Edison") has adopted and has used or is using the trademarks, service marks, trade names and copyrights, and owns the registrations and applications for registration thereof, as listed in Schedule A attached hereto (the "Marks"), and

         WHEREAS Edison and Weiss are parties to an Asset Purchase Agreement, dated as of May 19, 1999, pursuant to which Edison has agreed to assign and transfer to Weiss all of Edison's right, title and interest in and to the Marks, and the registrations and applications for registration thereof, and the goodwill associated therewith, subject to the terms and conditions of the Assignments of Rights (Subject to Concurrent Use) agreement entered into on June 23, 1999 by Edison and Weiss (the "Weiss Assignment of Rights Agreement") and this Concurrent Use Agreement; and

         WHEREAS Edison and Novus are parties to an Asset Purchase Agreement, dated as of May 24, 1999, pursuant to which Edison has agreed to assign and transfer to Novus all of Edison's right, title and interest in and to the Marks, and the registrations and applications for registration thereof, and the goodwill associated therewith, subject to the terms and conditions of a Trademark Assignment Agreement to be entered into by Edison and Novus (the "Novus Trademark Assignment Agreement") and this Concurrent Use Agreement; and

         WHEREAS Weiss desires to use, market, advertise, distribute and sell footwear and accessories (the "Weiss Products") using the Marks throughout the world except within Puerto Rico and the Covered Territory (as defined in paragraph 2 below); and

         WHEREAS Novus desires to use, market, advertise, distribute and sell footwear, handbags, socks, hosiery and shoe related products and accessories (the "Novus Products") using the marks only within Puerto Rico and the Covered Territory; and

         WHEREAS Weiss and Novus are sophisticated in the marketing and selling of the Weiss Products and the Novus Products, and each party carefully has examined the marketplace comprising such goods, and each party independently has determined that there would be no likelihood of confusion among consumers in the event that Weiss uses the Marks in connection with marketing and sale of the Weiss Products throughout the world except for Puerto Rico and





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the Covered Territory and Novus uses the Marks solely in connection with the marketing and sale of the Novus Products within Puerto Rico and the Covered Territory.

         NOW, THEREFORE, based upon the premises and mutual covenants set forth herein, it is agreed by and between Weiss and Novus as follows:

         1. Weiss and Novus agree jointly to take all necessary steps to effect a concurrent use registration with the United States Patent and Trademark Office with respect to the Marks. Each party shall bear its own expenses (including legal expenses) related to such registration, provided however, that any joint filing fees which may be associated therewith shall be evenly divided between Weiss and Novus.

         2. Weiss consents to the use of the Marks by Novus in connection with the use, marketing, advertising, distribution and sale of the Novus Products in Puerto Rico, Central and South America, Cuba, Dominican Republic, the United States Virgin Islands, Bahamas, the Lesser Antilles and Jamaica (all of the aforegoing excepting Puerto Rico is hereafter collectively referred to as the "Covered Territory").

         3. Novus consents to the use of the Marks by Weiss in connection with the use, marketing, advertising, distribution and sale of the Weiss Products throughout the world except within Puerto Rico and the Covered Territory.

         4. Weiss is hereby prohibited from using, marketing, advertising, distributing or selling the Novus Products in connection with the Marks in any manner in Puerto Rico and the Covered Territory.

         5. Novus is hereby prohibited from using marketing, advertising, distributing or selling the Weiss Products in connection with the Marks in any manner throughout the world except within Puerto Rico and the Covered Territory.

         6. In the event that Weiss and/or Novus grant to any affiliate, subsidiary, representative, agent or any third party any rights in and to the Marks, any such grant of rights shall include a requirement that such party abide by the terms of this Concurrent Use Agreement such that any such use of the Marks by such party shall be subject to the same territorial and other restrictions set forth herein.

         7. The parties acknowledge and agree that the limitations set forth herein as to their respective rights to use the Marks in connection with the Weiss Products and the Novus Products will prevent any likelihood of confusion, mistake or deception as to the source of the parties' respective products.

         8. The parties agree to cooperate with each other in order to obtain the concurrent registration of the Marks in the Patents and Trademarks Office of the United States.

         9. The parties agree to cooperate and consult with one another, in good faith, should future conditions or developments suggest to either the possibility that the parties' respective Marks might be likely to be confused with one another, all with the view to insuring that no


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substantial likelihood of confusion between the parties' respective Marks, as they are used in commerce, shall occur.

         10. The parties to this Concurrent Use Agreement may each apply for state or federal registration of their respective rights, so long as such applications do not seek registration of marks or rights in conflict with the provisions of this Concurrent Use Agreement, and so long as such registrations do not grant rights in conflict with the provisions of this Concurrent Use Agreement. Should any party to this Concurrent Use Agreement believe that such an application or registration violates the terms or provisions of the Concurrent Use Agreement, registration of the applied for mark may be opposed, or its cancellation sought, without violating this Concurrent Use Agreement.

         11. Both parties to this Concurrent Use Agreement may license or assign their respective rights hereunder and under the Marks, in whole or in part, provided that such license or agreement does not extend beyond the provisions of this Concurrent Use Agreement.

         12. Novus acknowledges that Weiss has notified it that Weiss has granted a security interest (the "Security Interest") in all of its assets, including but not limited to all right, title and interest of Weiss in and to the Marks, to Foothill Capital Corporation, for itself and as agent for certain other lenders ("Foothill"). By its signature hereto, Novus consents to the Security Interest and the exercise by Foothill of any and all rights and remedies granted in connection with such Security Interest, including but not limited to the sale or the other transfer of the Marks by Foothill, subject and subordinated to Novus' rights under this Agreement. Weiss acknowledges that Novus has notified it that Novus will grant a security interest (the "BPPR Security Interest") in some of its assets, including but not limited to, all right, title and interest of Novus in and to the Marks, to Banco Popular de Puerto Rico ("BPPR"). By its signature hereto, Weiss consents to the BPPR Security Interest and the exercise by BPPR of any and all rights and remedies granted in connection with such BPPR Security Interest, including but not limited to, the sale or other transfer of the Marks by BPPR, subject and subordinated to Weiss' rights under this Agreement.

         13. This Concurrent Use Agreement constitutes a contract made under the laws of the State of Missouri, and shall be interpreted and construed in accordance with such laws.

         14. This Concurrent Use Agreement is being signed in multiple copies. Each copy shall be considered an original for all purposes.

         [The balance of this page has been left blank intentionally.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Concurrent Use
Agreement to be signed and delivered by their duly authorized officers, all as of the date first hereinabove written.



                                    "Weiss"
                                    Weiss and Neuman Shoe Co.

                                    By:      /s/ Peter Edison
                                        -----------------------------------
                                    Name:  Peter Edison
                                          ---------------------------------
                                    Title:   President
                                           --------------------------------

                                    "Novus"
                                    Novus, Inc.

                                    By:      /s/ Carlos Castellon
                                        -----------------------------------
                                    Name:  Carlos Castellon
                                          ---------------------------------
                                    Title:   President
                                          ---------------------------------








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